UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XAI CLO & Income Opportunities Fund

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Dear Fellow Shareholder:

Thank you for your continued support of the XAI CLO & Income Opportunities Fund (the “Fund” or “OCTIX”). We greatly value the trust you place in us to oversee your investment in the Fund and your ongoing interest in the Fund’s operations and governance.

We are writing regarding an important proposal that we believe will provide meaningful benefits to Fund shareholders. At a special meeting of Fund shareholders on December 10, 2026 (the “Special Meeting”), you will be asked to approve a new sub-advisory agreement that would allow Rockford Tower Asset Management, L.L.C. (“King Street Sub-Adviser”), a wholly owned subsidiary of King Street Capital Management, L.P. (“King Street”), to continue managing the Fund’s portfolio beyond the current interim period.

The King Street Sub-Adviser began serving as the interim investment sub-adviser to the Fund on July 30, 2026, and the transition has gone smoothly. XA Investments LLC (“XAI,” “XA Investments” or the “Adviser”) and the Board of Trustees of the Fund (the “Board of Trustees”) are pleased with the Fund’s performance since the King Street Sub-Adviser assumed management of the Fund’s portfolio.

Importantly, the proposal now being presented to shareholders includes significant economic benefits for the Fund’s shareholders. If shareholders approve the new sub-advisory agreement for the King Street Sub-Adviser (the “King Street Sub-Advisory Agreement”):

•        The Fund’s advisory fee will be permanently reduced from 1.50% to 1.30% of the Fund’s average daily managed assets;

•        The advisory fee will be further reduced to 1.00% for the first 12 months following shareholder approval through a 0.30% contractual advisory fee waiver; and

•        The Fund’s 0.68% operating expense limitation will be extended through July 31, 2028, from its current expiration of January 31, 2027.

These enhanced terms were developed after XAI recommended, and the Board of Trustees approved, withdrawal of the prior shareholder proposal and XAI, the King Street Sub-Adviser, and the Board of Trustees re-engaged regarding the new proposal and enhanced economic terms. The result is a substantially improved proposal that we believe provides meaningful and lasting benefits to the Fund’s shareholders.

The benefits of the proposal extend beyond the enhanced fees and economic terms. XAI and the Board of Trustees believe that the Fund will benefit over the long term from King Street’s investment capabilities, scale and experience across credit markets. King Street, founded in 1995, is a leading global alternative asset manager with premier and institutional investment management abilities. King Street and its affiliates manage $30 billion in assets across investment funds, institutional accounts, and 29 U.S. and European collateralized loan obligations (“CLOs”). The firm has 220 employees and 74 investment professionals. The King Street Sub-Adviser manages the Fund’s portfolio applying King Street’s investment approach, which combines rigorous research, tactical trading, and flexible deployment to create differentiated and opportunistic investment solutions and outcomes.

The Board of Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund, XAI, the Prior Sub-Adviser or the King Street Sub-Adviser, has unanimously approved the King Street Sub-Advisory Agreement and recommends that shareholders vote FOR approval of the King Street Sub-Advisory Agreement.

Shareholders of the Fund at the close of business on the record date, November 12, 2026, are entitled to vote at the Special Meeting and any adjournments, postponements or delays thereof. The Special Meeting will be held at 9:30 a.m. on December 10, 2026 at the offices of the Fund’s investment adviser, XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago, IL 60654. To achieve a quorum, the holders of 50% of the Fund’s shares must be present at the Special Meeting in person or by proxy.

Approval of the King Street Sub-Advisory Agreement requires the affirmative vote of the lesser of:

(i)     holders of 67% or more of the shares present or represented by proxy at the Special Meeting, if more than 50% of the Fund’s outstanding shares are present or represented by proxy at the Special Meeting, or

(ii)    50% of the Fund’s outstanding shares.

We are pleased to furnish proxy materials that allow you to vote your shares in one of four easy ways: via the internet, by telephone, by mail or in person. If you have any questions regarding the proposal, or need assistance in voting your shares, please contact the Fund’s proxy solicitor, Okapi Partners LLC, toll-free, at (855) 305-0855. Representatives are available Monday through Friday from 8:00 a.m. to 7:00 p.m., Central Time. Thank you for considering this important proposal and casting your vote as soon as possible.

Your vote is important, and every vote counts.

Best Regards,
Kimberly Flynn
Vice President, XAI CLO & Income Opportunities Fund
President, XA Investments LLC

November [ ], 2026

XAI CLO & INCOME OPPORTUNITIES FUND

321 North Clark Street
Chicago, Illinois 60654

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 10, 2026

Notice is hereby given to the shareholders of XAI CLO & Income Opportunities Fund (“OCTIX” or the “Fund”) that a special meeting of shareholders of the Fund (the “Special Meeting”) will be held at the offices of the Fund’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on December 10, 2026, at 9:30 a.m. (Central time).

The Special Meeting is being held for the following purposes:

1.      To approve a new investment sub-advisory agreement among the Fund, XA Investments LLC and Rockford Tower Asset Management, L.L.C. (the “King Street Sub-Advisory Agreement”).

2.      To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE KING STREET SUB-ADVISORY AGREEMENT.

The Board has fixed the close of business on November 12, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment(s), postponement(s) or delay(s) thereof.

It is important that your shares be represented at the Special Meeting in person or by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares at your earliest convenience. Please complete, sign, date, and return the enclosed proxy card in the postage paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Special Meeting. If you attend the Special Meeting and wish to vote during the Special Meeting, you will be able to do so and your vote at the Special Meeting will revoke any proxy you may have submitted. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:
/s/ Theodore J. Brombach
Theodore J. Brombach
Trustee, President and Chief Executive Officer
Chicago, Illinois
November [ ], 2026

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF THE RECORD DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE SPECIAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE SPECIAL MEETING.

XAI CLO & INCOME OPPORTUNITIES FUND

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

To be held on December 10, 2026

This proxy statement (“Proxy Statement”) is furnished to the holders of Class A Shares (“Class A Shares”) and Class I Shares (“Class I Shares” and, together with the Class A Shares, “Common Shares”) and the holders of 5.75% Series 2027 Term Preferred Shares (the “Preferred Shares” and, together with the Common Shares, the “Shares”), of XAI CLO & Income Opportunities Fund (the “Fund” or “OCTIX”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board” or “Board of Trustees”) of proxies to be voted at the special meeting of shareholders of the Fund and any adjournment(s), postponement(s) or delay(s) thereof (the “Special Meeting”). The Special Meeting will be held at the offices of the Fund’s investment adviser, XA Investments LLC (“XAI” or the “Adviser”), 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, on Thursday, December 10, 2026, at 9:30 a.m. (Central time).

The Special Meeting is being held for the following purposes:

1.      To approve a new investment sub-advisory agreement among the Fund, XA Investments LLC and Rockford Tower Asset Management, L.L.C. (the “King Street Sub-Advisory Agreement”).

2.      To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact the Fund’s proxy solicitor, Okapi Partners LLC, toll-free, at (855) 305-0855. Representatives are available Monday through Friday from 8:00 a.m. to 7:00 p.m., Central Time.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Fund, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or by calling (888) 903-3358.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s shareholders on or about November [    ], 2026.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE KING STREET SUB-ADVISORY AGREEMENT.

Questions and Answers

The following questions and answers highlight selected information from this Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the Proposal. You should carefully read all information contained in the Proxy Statement.

Q:     Why did I receive this Proxy Statement?

A:     You received the enclosed Proxy Statement because you are a shareholder of record of the Fund as of the Record Date for the Special Meeting, November 12, 2026. On behalf of the Board of Trustees, you are being asked to vote on the proposal described below (the “Proposal”):

•        To approve the King Street Sub-Advisory Agreement among the Fund, XAI and Rockford Tower Asset Management, L.L.C. (“King Street Sub-Adviser”), a newly formed wholly owned subsidiary of King Street Capital Management, L.P. (“King Street”).

Q:     Why did the Board approve a change in the Sub-Adviser of the Fund?

A:     XAI, as the Fund’s investment adviser, and the Board of Trustees are responsible for the oversight of the Fund’s investment sub-adviser. Following an extensive process to evaluate the Fund, its performance and its former sub-adviser, Octagon Credit Investors, LLC (the “Prior Sub-Adviser”), the Board of Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund, XAI, the Prior Sub-Adviser or the King Street Sub-Adviser (the “Independent Trustees”), determined at a meeting held on May 14, 2026 that a change in the Fund’s sub-adviser was in the best interests of the Fund and its shareholders. After conducting a comprehensive review of other potential sub-advisers for the Fund, the Board of Trustees, including all of the Independent Trustees, determined that it was in the best interests of the Fund and its shareholders that the King Street Sub-Adviser be engaged to provide investment sub-advisory services to the Fund. The Board of Trustees, including all of the Independent Trustees, unanimously approved the King Street Sub-Advisory Agreement and unanimously recommended that shareholders vote to approve the King Street Sub-Advisory Agreement. For additional information regarding the considerations of the Board of Trustees in determining to change the sub-adviser of the Fund and approve the King Street Sub-Advisory Agreement, see “Board Considerations.”

Following the Board’s decision to change the sub-adviser of the Fund, the Prior Sub-Adviser agreed to resign as investment sub-adviser to the Fund effective as of July 30, 2026. At that time, the King Street Sub-Adviser began serving as the investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement among the Fund, XAI and the King Street Sub-Adviser.

Q:     Who is the King Street Sub-Adviser?

A:     Rockford Tower Asset Management, L.L.C., referred to herein as the King Street Sub-Adviser, is a recently formed, wholly owned registered investment adviser subsidiary of King Street. While the King Street Sub-Adviser is recently formed and registered as an investment adviser, with no operating history prior to becoming sub-adviser to the Fund, the King Street Sub-Adviser is a wholly owned subsidiary of King Street, a leading global alternative asset manager founded in 1995. XAI and the Fund desire to enter into a relationship whereby the King Street Sub-Adviser will provide to the Fund King Street’s premier and institutional investment management abilities. In approving the King Street Sub-Adviser, the Board considered the history and track record of King Street and the investment capabilities that the King Street Sub-Adviser could offer as part of the King Street organization.

Q:     Who is King Street?

A:     King Street is a leading global alternative asset manager founded in 1995 that manages assets across an institutional platform spanning multiple segments of the public and private markets. As of September 30, 2026, King Street and its affiliates had $30 billion in assets under management. Rockford Tower, including its affiliates, manages $14.7 billion globally as of September 30, 2026, which includes 19 U.S. CLOs, 10 European CLOs, 1 CBO and other mandates. The firm combines rigorous research, tactical trading, and flexible deployment to create differentiated and opportunistic investment solutions and outcomes. See “Proposal: Approval of King Street Sub-Advisory Agreement — King Street.”

Q:     Who is the lead portfolio manager of the Fund?

A:     The personnel of the King Street Sub-Adviser who are primarily responsible for the day-to-day management of the Fund’s portfolio are Young Choi and Terry Ing. For additional information about Mr. Choi and Mr. Ing. See “Proposal: Approval of King Street Sub-Advisory Agreement — Portfolio Managers.”

Q:     Were there changes to the investment adviser of the Fund?

A:     No. There was not any change to the current investment adviser to the Fund. XAI continues to manage the Fund pursuant to the existing investment advisory agreement between the Fund and the Adviser.

Q:     Why is the Fund reproposing approval of the King Street Sub-Advisory Agreement?

A:     In order for the King Street Sub-Adviser to continue to manage the Fund beyond the interim period, the King Street Sub-Advisory Agreement must be approved by Fund shareholders. Following the approval of the King Street Sub-Advisory Agreement by the Board of Trustees, the Fund submitted the King Street Sub-Advisory Agreement to shareholders for approval. Based on feedback on behalf of shareholders, XAI recommended, and the Board approved, the withdrawal by the Fund of the initial shareholder proposal to approve the King Street Sub-Advisory Agreement. Following that withdrawal, XAI and the King Street Sub-Adviser re-engaged with the Board to develop a new proposal that XAI, the King Street Sub-Adviser and the Board of Trustees believe will be highly beneficial to Fund shareholders. In connection with the approval of the King Street Sub-Advisory Agreement, the Fund will benefit from:

•        A permanent reduction in the Fund’s advisory fee from 1.50% to 1.30% of the Fund’s average daily managed assets;

•        A contractual advisory fee waiver in an amount equal to 0.30% (resulting in a post-waiver advisory fee rate of 1.00%) for a period of twelve months following approval of the King Street Sub-Advisory Agreement; and

•        Extension of the Fund’s operating expense limitation of 0.68% of the Fund’s average daily managed assets from January 31, 2027 to July 31, 2028.

XAI and the King Street Sub-Adviser believe this permanent fee reduction, extension of the operating expense limitation and contractual fee waiver (collectively, the “Enhanced Fee Proposal”) align the Fund’s fee and expense structure with shareholder interests while positioning the Fund for improved performance under management of the King Street Sub-Adviser. For additional information regarding the Enhanced Fee Proposal see “Proposal: Approval of King Street Sub-Advisory Agreement — Enhanced Fee Proposal.”

Q:     How has the Fund performed since the King Street Sub-Adviser took over as interim sub-adviser on July 30, 2026?

A:     The Fund has performed favorably since the King Street Sub-Adviser assumed management of the Fund’s portfolio on July 30, 2026. For the three month period from August 1, 2026 to October 31, 2026 (the “Interim Period”), the Fund’s total return was 0.92% compared to -0.15% for its benchmark (50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index (the “Benchmark”). Additional relevant indices for the markets in which the Fund invests include the JP Morgan BB/B CLO Debt Index, which returned -0.07%, and the Bloomberg U.S. High Yield 2% Issuer Capped Index, which returned -1.28% for the Interim Period. There is no representative benchmark index for CLO equity in the marketplace.

The Fund had been trailing the Benchmark by -1.31% on an inception-to-date basis at the time that the King Street Sub-Adviser assumed the portfolio management responsibilities. During the King Street Sub-Adviser’s interim period of management, the Fund’s inception-to-date performance has materially improved relative to the Benchmark, and, as a result, as of October 31, 2026 the Fund trailed the Benchmark by only -0.13% on an inception-to-date basis.

While the period since the King Street Sub-Adviser assumed management is relatively short, XAI is pleased with the Fund’s performance over the Interim Period and believes the results provide encouraging evidence of the benefits of King Street’s active and opportunistic approach to managing the Fund’s portfolio.

Q:     What benefits may the Fund’s shareholders anticipate if the King Street Sub-Advisory Agreement is approved?

A:     The Board of Trustees believes that the King Street Sub-Adviser’s continued investment management of the Fund will provide a number of important benefits to help improve the Fund’s performance over time:

1.      Potential for increased distributions and improved total return performance over time;

2.      Expanded opportunity set — more varied investment opportunities in different parts of the U.S. and European credit market;

3.      Rigorous research and credit analysis, tactical trading capabilities, and adaptive investment approach to tailor its management to meet the Fund’s investment objective;

4.      The King Street Sub-Adviser is a wholly owned subsidiary of King Street, a manager with skill and experience investing in the U.S. and global credit markets; and

5.      Reduced investment management fees pursuant to the Enhanced Fee Proposal, which will favorably impact the Fund’s overall operating expenses for shareholders.

Q:     Did the Fund’s investment objective and principal investment policies change, and how will the King Street Sub-Adviser execute the Fund’s investment strategy?

A:     The Fund’s investment objective did not change in connection with the King Street Sub-Adviser becoming investment sub-adviser to the Fund and will not change in connection with approval of the Proposal. The Fund’s investment objective remains focused on providing high income and total return.

The King Street Sub-Adviser’s execution of the Fund’s investment strategy reflects the firm’s dynamic investment approach in the CLO and structured credit market. The Fund is actively managed and the King Street Sub-Adviser’s execution of the Fund’s strategy is tactical and opportunistic with respect to both asset allocation and security selection. The Board of Trustees approved certain changes to the Fund’s investment policies to best utilize King Street’s investment capabilities. See “Proposal: Approval of King Street Sub-Advisory Agreement — Investment Approach” and “Proposal: Approval of King Street Sub-Advisory Agreement — Investment Policies and Risks.”

Q:     How else is the Adviser supporting the Fund?

A:     On June 1, 2026, the Adviser and certain of its principals made an aggregate investment of $4 million in the Fund by acquiring 400,000 shares of 5.75% Series 2027 Term Preferred Shares, liquidation preference $10.00 per share, of the Fund (the “Preferred Shares”). This investment was intended to support the Fund and provide the Fund with additional liquidity to facilitate potential portfolio repositioning associated with the King Street Sub-Adviser assuming management of the Fund.

The purchasers paid the expenses related to the issuance of Preferred Shares. The Preferred Shares pay a monthly dividend at an annual rate of 5.75% of the liquidation preference, or $10.00 per share, per year. As of June 1, 2026, the aggregate liquidation preference of the Preferred Shares of $4 million represented 7.69% of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage (including through the issuance of preferred shares or the issuance senior securities representing indebtedness), minus liabilities, other than liabilities related to any financial leverage.

Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses.

There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used. See “Additional Information — Outstanding Shares — Preferred Shares.”

Q:     What will happen if shareholders do not approve the King Street Sub-Advisory Agreement?

A:     The King Street Sub-Adviser currently serves as investment sub-adviser pursuant to an interim sub-advisory agreement, dated July 30, 2026. The interim sub-advisory agreement is effective for a period of 150 days. If shareholders do not approve the King Street Sub-Advisory Agreement within the term of the interim sub-advisory agreement, the Board will take such actions with respect to the management of the Fund as it deems in the best interests of the Fund. While there can be no assurance at this time as to any such course of action to be taken by the Board, it could consider continuing to solicit shareholder approval or pursuing strategic alternatives for the Fund. The Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q:     Will common shareholders pay costs or expenses related to the proxy solicitation or related legal costs?

A:     All costs associated with the proxy process with respect to the initial proposal to approve the King Street Sub-Advisory Agreement were borne by XAI and King Street (and not the Fund). With respect to this proposal, XAI and King Street (and not the Fund) will incur up to $75,000 of additional expenses, and any additional expenses in excess of $75,000 will be borne by the Fund.

Q:     Will my vote make a difference?

A:     Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

Q:     Who is asking for my vote?

A:     The enclosed proxy card is solicited by the Board for use at the Special Meeting to be held on Thursday, December 10, 2026, and, if the Special Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

Q:     How does the Board recommend that shareholders vote on the Proposal?

A:     The Board unanimously recommends that you vote “FOR” the Proposal.

Q:     Who is eligible to vote?

A:     Shareholders of record of the Fund at the close of business on November 12, 2026 (the “Record Date”) are entitled to attend the Special Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

Q:     If I voted with respect to the initial proposal with respect to the King Street Sub-Advisory Agreement at the special meeting of shareholders of the Fund held on July 30, 2026 and adjournments thereof (the “July Special Meeting”), do I need to vote again?

A:     Yes. The initial proposal with respect to the King Street Sub-Advisory Agreement was withdrawn. Votes cast at the July Special Meeting will not be counted as votes cast at the Meeting with respect to the Proposal. Therefore, whether or not you voted your shares at the July Special Meeting, we urge you to vote your shares at your earliest convenience.

Q:     How do I vote my shares?

A:     You may vote in any of the four ways listed below:

Internet:

Shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Telephone:

Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. You may also be able to vote over the phone by calling the Fund’s proxy solicitation firm, Okapi Partners LLC, toll-free at (855) 305-0855. Representatives are available Monday through Friday from 8:00 a.m. to 7:00 p.m., Central Time.

Mail:	Shareholders may submit a paper proxy card using the accompanying postage-paid envelope.
In Person:	Shareholder may attend the Special Meeting at the offices of the Fund’s investment adviser on December 10, 2026 and cast their vote at the meeting.

Whether or not you plan to attend the Special Meeting, we urge you to vote your shares at your earliest convenience. Please complete the enclosed proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet so your Shares will be represented at the Special Meeting, no matter how large or small your holdings may be. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation for the Proposal.

Shareholders who execute proxy cards or record their voting instructions via telephone, email or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. Broker-dealer firms will not be able to vote the Shares of beneficial owners who do not provide proxy instructions or who do not return a proxy card. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed by a broker-dealer firm to be an instruction to vote such Shares in accordance with the Board’s recommendation in favor of the Proposal in which case such broker-dealer firm will vote such shares accordingly. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Q:     What vote is required to approve the Proposal?

A:     Approval of the Proposal requires the affirmative vote of lesser of (i) 67% or more of the Shares entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares entitled to vote thereon.

Shareholders will have equal voting rights (i.e., one vote per Share), with holders of Common Shares and Preferred Shares voting together as a single class.

Q:     How many Shares of the Fund were outstanding as of the record date?

A:     At the close of business on the Record Date, the Fund had [    ] Class A Shares, [    ] Class I Shares and 400,000 Preferred Shares outstanding.

Q:     Who can I call with questions?

A:     If you have any questions regarding the Proposal or the voting process, please call our proxy solicitation agent, Okapi Partners LLC, toll free at (855) 305-0855. Representatives are available to take your call Monday-Friday from 8:00 a.m. to 7:00 p.m. Central Time.

If you have any questions regarding the Fund, please call the XAI team at 1-888-903-3358 or view our website www.xainvestments.com for more information. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this Proxy Statement.

PROPOSAL: APPROVAL OF KING STREET SUB-ADVISORY AGREEMENT

Background

XA Investments LLC, a registered investment adviser under the Advisers Act, serves as the Fund’s investment adviser and is responsible for the management of the Fund.

The Adviser and the Board of Trustees are responsible for the oversight of the Fund’s investment sub-adviser. Following an extensive process to evaluate the Fund, its performance and the Prior Sub-Adviser, the Board of Trustees, including all of the Independent Trustees, determined at a special meeting of the Board held on May 14, 2026 that a change in the Fund’s sub-adviser was in the best interests of the Fund and its shareholders. After conducting a comprehensive review of other potential sub-advisers for the Fund, the Board of Trustees, including all of the Independent Trustees, determined that it was in the best interests of the Fund and its shareholders that the King Street Sub-Adviser be engaged to provide investment sub-advisory services to the Fund. The Board of Trustees, including all of the Independent Trustees, unanimously approved the King Street Sub-Advisory Agreement and unanimously recommended that shareholders vote to approve the King Street Sub-Advisory Agreement.

Following the Board’s decision to change the sub-adviser of the Fund, the Prior Sub-Adviser agreed to resign as investment sub-adviser to the Fund effective as of July 30, 2026. At that time, the King Street Sub-Adviser began serving as the investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement among the Fund, XAI and the King Street Sub-Adviser.

In order for the King Street Sub-Adviser to continue to manage the Fund beyond the interim period, the King Street Sub-Advisory Agreement must be approved by Fund shareholders. Following the approval of the King Street Sub-Advisory Agreement by the Board of Trustees, the Fund submitted the King Street Sub-Advisory Agreement to shareholders for approval. Based on feedback on behalf of shareholders, XAI recommended, and the Board approved, the withdrawal by the Fund of the initial shareholder proposal to approve the King Street Sub-Advisory Agreement. Following that withdrawal, XAI and the King Street Sub-Adviser re-engaged with the Board to develop a new proposal that XAI, the King Street Sub-Adviser and the Board of Trustees believe will be highly beneficial to Fund shareholders.

King Street Sub-Adviser

The King Street Sub-Adviser is a recently formed, wholly owned subsidiary of King Street. King Street is a leading global alternative asset manager founded in 1995. The King Street Sub-Adviser is registered as an investment adviser under the Advisers Act. The King Street Sub-Adviser is a Delaware limited liability company. The principal business address of King Street and the King Street Sub-Adviser is 299 Park Avenue, 40th Floor, New York, NY 10171.

King Street

King Street is a leading global alternative asset manager founded in 1995 that manages assets across an institutional platform spanning multiple segments of the public and private markets. As of September 30, 2026, King Street and its affiliates had $30 billion in assets under management. Rockford Tower, including its affiliates, manages $14.7 billion globally as of September 30, 2026, which includes 19 U.S. CLOs, 10 European CLOs, 1 CBO and other mandates. King Street combines rigorous research, tactical trading, and flexible deployment to create differentiated and opportunistic investment solutions and outcomes. King Street currently employs 220 people, including 74 investment professionals, with offices in New York, London, Singapore, Dublin, Tokyo, Dubai and Menlo Park.

About King Street
Headquarters	New York City
Additional Offices	London, Singapore, Dublin, Tokyo, Dubai and Menlo Park
Firm Inception	1995
AUM	$30 billion
CLOs Managed	29 CLOs (19 U.S. CLOs, 10 European CLOs) and 1 CBO
Employee Count	220
Investment Professional Count	74
Partners Count	7 averaging 29 years of industry experience
Firm Ownership	Privately Held; 100% Partner Owned

____________

Source:   King Street, as of September 30, 2026.

Investment Approach

The King Street Sub-Adviser focuses on marrying rigorous fundamental research with tactical trading and exceptional sourcing capabilities to seek to identify dislocations and mispriced investment opportunities across asset classes, up and down the capital structure, and in geographies where the firm believes it has an edge through its deep expertise in credit, restructurings, bankruptcies and other event driven situations. King Street’s strong client relationships and deep understanding of how the firm can help meet their objectives have led to long-standing and enduring partnerships. King Street strives to continue evolving its product offerings to provide investment solutions that leverage the firm’s broad investment capabilities and meet its investors’ return objectives.

If approved by the Fund’s shareholders, the Board of Trustees and XAI believe the King Street Sub-Adviser’s investment management of the Fund will provide a number of important benefits to help improve the Fund’s performance over time:

•        Potential for increased distributions and improved total return performance over time;

•        Expanded opportunity set — more varied investment opportunities in different parts of the U.S. and European credit markets;

•        Rigorous research and credit analysis, tactical trading capabilities, and adaptive investment approach to tailor its management to meet the Fund’s investment objective;

•        The King Street Sub-Adviser is a wholly owned subsidiary of King Street, a manager with skill and experience investing in the U.S. and global credit markets; and

•        Reduced investment management fees, which will favorably impact the Fund’s overall operating expenses for shareholders.

The King Street Sub-Adviser’s execution of the Fund’s investment strategy reflects the firm’s dynamic investment approach in the CLO and structured credit market. The Fund is actively managed and the King Street Sub-Adviser’s execution of the Fund’s strategy is tactical and opportunistic with respect to both asset allocation and security selection, which XAI believes is beneficial to the Fund and its shareholders. As a result, the Fund’s asset mix is expected to change in response to changing market conditions. In the past, the Fund has had fairly static asset allocations with two primary allocations to U.S. CLO Debt and U.S. CLO Equity. Going forward, the Fund will be managed to take advantage of opportunities in both the U.S. and European CLO markets. The King Street Sub-Adviser will allocate the Fund’s assets on an active basis between U.S. CLO and European CLOs debt securities, paired with smaller allocations to CLO equity securities, asset-backed securities, and indirect private credit investments through BDCs.

Expanded Opportunity Set
Category	Current Allocation Ranges(1)	Future Allocation Ranges(1)
Core CLO Investments
U.S. CLO Debt	60% – 100%	60% – 100%
European CLO Debt	—	0% – 20%
U.S. CLO Equity	0% – 20%	0% – 20%
European CLO Equity	—	0% – 10%

Opportunistic Investments
Asset-backed Securities	—	0% – 20%
Business Development Companies (BDCs)	—	0% – 20%

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(1)      Percentages may not sum to 100% as allocations may vary within the ranges shown.

The Fund is expected to benefit from potential investment opportunities in both the U.S. and European CLO marketplaces. XAI and King Street believe that allocating to European CLO investments can improve portfolio diversification and risk adjusted returns when combined with U.S. CLO investments. European CLOs are a useful complement to U.S. CLO exposure due to differences in:

•        Loan market structure (size and types of market participants);

•        Loan issuer behavior;

•        Sector mix; and

•        Volatility patterns.

A key benefit of geographic diversification is meaningful sector differences between U.S. CLOs and European CLOs, which may reduce the Fund’s cyclicality and downside risk, particularly in periods of economic stress or tighter financial conditions. In particular:

•        U.S. CLOs have greater exposure to cyclical sectors like technology, transportation, and financials.

•        European CLOs are more heavily weighted toward defensive sectors such as healthcare, defense, and business services.

The growth of the size of the European CLO market supports the Fund’s decision to allocate assets to European CLOs. The CLO market in both the U.S. and Europe continues to expand, and 2025 was a record-breaking year for CLO deal activity across U.S. and European markets. In the U.S., $209 billion of new CLOs were issued in 2025, a 3% year-over-year increase from the $203 billion of new CLOs issued in 2024. In Europe, the percentage increase in new CLO issuance in 2025 as compared to 2024 exceeded the percentage increase in the U.S., with €60 billion (U.S.$68 billion) of new CLOs issued in 2025 as compared to €49 billion (U.S.$52 billion) in 2024, representing an approximately 30.7% increase year-over-year. European CLO issuance is forecasted by Deutsche Bank to grow again in 2026, with €65 billion of new CLOs projected to be issued in 2026 (representing an 8% increase from 2025). Since the end of 2024, the total size of the European CLO market has grown 16% to €294 billion and is projected by Deutsche Bank to reach €300 billion by the end of 2026.

Growth of European CLO Market

U.S. CLO Issuance (USD)2
$250bn
$200bn
$150bn
$100bn
$50bn
$0bn
$115bn
$203bn
$209bn
2023
2024
2025
U.S. CLO Issuance (USD)

European CLO Issuance (EUR)2
€75bn
€50bn
€25bn
€0bn
€27bn
€49bn
€60bn
2023
2024
2025
European CLO Issuance (EUR)

Sources: XA Investments LLC; Deutsche Bank.

Notes:

1. Source: Deutsche Bank Update on CLOs — outlook for 2026, January 28, 2026.
2. Source: PitchBook, Deutsche Bank.

See “— Principal Investment Policies and Risks” for a discussion of additional risks associated with investments in European CLOs.

Enhanced Fee Proposal

Following the approval of the King Street Sub-Advisory Agreement by the Board of Trustees, the Fund submitted the King Street Sub-Advisory Agreement to shareholders for approval. Based on feedback on behalf of shareholders, XAI recommended, and the Board approved, the withdrawal by the Fund of the initial shareholder proposal to approve the King Street Sub-Advisory Agreement. Following that withdrawal, XAI and the King Street Sub-Adviser re-engaged with the Board to develop the Enhanced Fee Proposal that XAI, the King Street Sub-Adviser and the Board of Trustees believe will be highly beneficial to Fund shareholders. Pursuant to the Enhanced Fee Proposal, in connection with the approval of the King Street Sub-Advisory Agreement, the Fund will benefit from:

•        A permanent reduction in the Fund’s advisory fee from 1.50% to 1.30% of the Fund’s average daily managed assets;

•        A contractual advisory fee waiver in an amount equal to 0.30% (resulting in a post-waiver advisory fee rate of 1.00%) for a period of twelve months following approval of the King Street Sub-Advisory Agreement; and

•        Extension of the Fund’s operating expense limitation of 0.68% of the Fund’s average daily managed assets from January 31, 2027 to July 31, 2028.

The Enhanced Fee Proposal will become effective upon shareholder approval of the King Street Sub-Advisory Agreement.

Appendix B shows, for the current assets of the Fund as of October 30, 2026 and certain hypothetical asset growth scenarios, the fee structure of the Fund based on the sub-advisory fee payable to the Prior Sub-Adviser, the sub-advisory fee payable to the King Street Sub-Adviser, and the sub-advisory fee payable to the King Street Sub-Adviser after giving effect to the Enhanced Fee Proposal, both prior to the impact of the proposed fee waiver and net of the proposed fee waiver.

Sub-Advisory Fee.    Pursuant to the King Street Sub-Advisory Agreement, the King Street Sub-Adviser will receive, as full compensation for all services rendered by the King Street Sub-Adviser as sub-adviser to the Fund, a sub-advisory fee, payable monthly in arrears, in an amount equal to (i) 60% of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser) for Managed Assets up to $200 million and (ii) 52% of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser) for Managed Assets above $200 million.

During the time in which the Fund is utilizing leverage, the amount of the fees paid to the Adviser, and thereby to the King Street Sub-Adviser, for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the King Street Sub-Adviser on the one hand and the common shareholders, because holders of indebtedness, preferred shares or other forms of leverage do not bear the management fee. Rather, common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. See “Additional Information — Outstanding Shares — Preferred Shares.”

Reimbursement of Expenses.    Subject to approval by the Board of Trustees, including majority of the Independent Trustees, the Fund may reimburse the King Street Sub-Adviser for certain reasonable expenses incurred in connection with the day-to-day management of the Fund. These expenses are expected to include the Fund’s allocable share of portfolio management and trading systems, research and analytic tools (including modeling software), diligence-related expenses, and out-of-pocket travel costs incurred in connection with managing the Fund. Expenses related to the King Street Sub-Adviser’s general overhead or corporate operations will not be reimbursable.

Reimbursable expenses will be capped at 0.07% per annum of the Fund’s net assets. Notwithstanding the foregoing, no reimbursement of expenses will be made for any period during which the Fund is subject to an operating expense limitation or expense reimbursement arrangement with the Adviser and/or the King Street Sub-Adviser, if such reimbursement would cause the Trust’s operating expenses to exceed the applicable operating expense limitation or expense reimbursement amount in effect at the time of reimbursement. Eligible expenses incurred by the King Street Sub-Adviser during such period may be reimbursed during a period of up to three years after they are incurred, provided that such reimbursement does not cause the Fund’s operating expenses to exceed the applicable operating expense limitation or expense reimbursement amount in effect at the time such expenses were incurred or at the time of reimbursement.

Under the sub-advisory agreement with the Prior Sub-Adviser (the “Prior Sub-Advisory Agreement”), the Sub-Adviser may seek reimbursement from the Fund for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Fund’s assets. XAI believes that the Fund will benefit over time from the cap on such expenses imposed in connection with the King Street Sub-Advisory Agreement.

Interim Sub-Advisory Agreement

Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an Interim Sub-Advisory Agreement pursuant to which King Street Sub-Adviser may serve as investment sub-adviser for up to 150 days following the resignation of the Prior Sub-Adviser as investment sub-adviser, pending receipt of shareholder approval of the King Street Sub-Advisory Agreement.

Based upon the considerations described below under “Board Considerations,” the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement. In approving the Interim Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided by King Street Sub-Adviser under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement. The compensation to be paid by the Adviser to the King Street Sub-Adviser under the Interim Sub-Advisory Agreement is not greater than the compensation the Prior Sub-Adviser would have received under the Prior Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement became effective upon the resignation of the Prior Sub-Adviser on July 30, 2026. There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the King Street Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement terminates upon the earlier of the 150th day following its effectiveness or the effectiveness of the King Street Sub-Advisory Agreement.

King Street Sub-Advisory Agreement

It is proposed that the Adviser, King Street Sub-Adviser and the Fund enter into the King Street Sub-Advisory Agreement. A form of the King Street Sub-Advisory Agreement is attached in Appendix A hereto.

Sub-Advisory Services.    Under the King Street Sub-Advisory Agreement, King Street Sub-Adviser is retained to provide investment sub-advisory services with respect to the Fund’s investment portfolio. The services to be provided by King Street Sub-Adviser include certain of the day-to-day operations of the Fund subject to the oversight and supervision of the Adviser and the direction and control of the Board. Such services include (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and credit analysis concerning the Fund’s assets, (iv) placing orders for purchases and sales of the Fund’s assets, (v) maintaining books and records required to support the Fund’s investment operations, (vi) monitoring on a daily basis the investment activities and portfolio holdings of the Fund and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with King Street Sub-Adviser’s proxy voting policies and procedures.

Compensation.    Pursuant to the King Street Sub-Advisory Agreement, King Street Sub-Adviser will receive, as full compensation for all services rendered by King Street Sub-Adviser as sub-adviser to the Fund, a sub-advisory fee, payable monthly in arrears, in an amount equal to (i) 60% of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser) for Managed Assets up to $200 million and (ii) 52% of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser) for Managed Assets over $200 million. Subject to approval by the Board of Trustees, including majority of the Independent Trustees, the Fund may reimburse the King Street Sub-Adviser for certain reasonable expenses incurred in connection with the day-to-day management of the Fund. Reimbursable expenses will be capped at 0.07% per annum of the Fund’s Managed Assets. See “— Sub-Advisory Fee” above.

Duration and Termination.    Under Section 15(a) of the 1940 Act, the King Street Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or King Street Sub-Adviser, and (ii) the shareholders. Assuming approval by shareholders, the King Street Sub-Advisory Agreement shall continue for an initial term of two years. Thereafter, the King Street Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not “interested persons” of the Fund, the Adviser or King Street Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The King Street Sub-Advisory Agreement may be terminated (i) by the Fund or the Adviser at any time, without the payment of any penalty, upon giving King Street Sub-Adviser 60 days’ written notice, or (ii) by King Street Sub-Adviser on 60 days’ written notice to the Fund and the Adviser. The King Street Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The King Street Sub-Advisory Agreement also terminates upon the termination of the Fund’s investment advisory agreement with the Adviser.

Limitation of Liability.    The King Street Sub-Advisory Agreement provides that King Street Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by King Street Sub-Adviser, the Adviser or by the Fund in connection with the performance of the King Street Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of King Street Sub-Adviser in the performance of its duties or from reckless disregard by King Street Sub-Adviser of its duties under the King Street Sub-Advisory Agreement.

Portfolio Managers

The personnel of the King Street Sub-Adviser who are primarily responsible for the day-to-day management of the Fund’s portfolio are Young Choi and Terry Ing.

Mr. Choi is a Partner and the Global Head of Trading at King Street Capital Management. He serves as the Portfolio Manager of Rockford Tower, King Street’s CLO, CBO and SMA platform, as well as of King Street’s Opportunistic Credit Strategy and the King Street Sub-Adviser. He is based in New York and is a member of King Street’s Management Committee, U.S. and European CLO Investment Committees, Risk Committee and Pricing Committee.

Prior to joining King Street in 2006, Mr. Choi worked at Citadel Investment Group as a Credit Analyst in the Distressed/High Yield Group and was Portfolio Manager of the firm’s $2 billion U.S. leveraged loan and CLO portfolio. Prior to that, Mr. Choi consulted at Bain & Co. Mr. Choi received a B.A. summa cum laude in Economics and a B.S.E. in Electrical Engineering from Duke University.

Mr. Choi will be supported by a team of professionals, including Terry Ing.

Mr. Ing is a Partner and Head of U.S. Research of King Street and the Portfolio Manager for Rockford Tower Capital Management’s long-only credit SMA platform and of the King Street Sub-Adviser. Mr. Ing splits his time between the Menlo Park and New York offices. He is a member of King Street’s Management Committee, Conflicts Committee and Responsible Investment Committee. Prior to joining King Street in 2024, Mr. Ing worked at KKR as a Portfolio Manager and Head of their U.S. Leveraged Credit Research and was a member of the Leveraged Credit Investment Committee. Before joining KKR, he was an Executive Vice President and Portfolio Manager at PIMCO, where he focused on the credit hedge fund. Mr. Ing was an adjunct professor at Pepperdine University’s Graziadio Business School and serves on the Board of Directors of the Roberts Impact Investing Fund in association with REDF, a non-profit certified Community Development Financial Institution (CDFI). Mr. Ing received a B.S. in Business Administration from the University of Southern California and an M.A. in Mathematics of Finance from Columbia University.

Other Accounts Managed.    The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2025.

	Other Accounts Managed by Account Type
Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Young Choi	0	$0	32	$14,422,000,000	0	$0
Terry Ing	0	$0	0	$0	1	$500,000,000
	Other Accounts for which Advisory Fee is Performance Based
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Young Choi	0	$0	32	$14,422,000,000	0	$0
Terry Ing	0	$0	0	$0	0	$0

Compensation.    As Partners of King Street, Mr. Choi’s and Mr. Ing’s compensation consists of an allocation of the net earnings from the general partner of King Street and affiliated entities, as well as a monthly draw. They also receive allocations related to the performance of certain funds advised by King Street, with a greater allocation in funds which they manage.

Ownership of Securities.    As of December 31, 2025, neither Mr. Choi nor Mr. Ing owned shares of the Fund.

Principal Investment Policies and Risks

Changes to Principal Investment Policies.    King Street’s assumption of management of the Fund’s portfolio did not, and approval of the Proposal will not, result in a change to the Fund’s investment objective. The Fund’s investment objective remains focused on providing high income and total return.

The Board of Trustees approved certain changes to the Fund’s investment policies to best utilize the King Street Sub-Adviser’s investment capabilities. Previously, under normal conditions, the Fund invested at least 80% of its managed assets (net assets plus any borrowings from leverage) in securities of collateralized loan obligation entities (“CLOs”), including debt tranches (“CLO Debt”) and subordinated tranches of CLOs (“CLO Equity”), with a limit of 20% of the Fund’s managed assets in CLO Equity. The Fund now invests, under normal conditions, at least 80% of its managed assets in CLO securities and other income producing securities. The Fund will invest, under normal conditions, at least 60% of its managed assets in CLO Debt and may invest up to 20% of its managed assets in CLO Equity. Additionally, the Fund may opportunistically invest up to 20% of its managed assets in ABS (including ABS the collateral for which includes, among other assets, student loan receivables, automobile loan and credit card receivables and residential and commercial mortgage-backed securities) and up to 20% of its managed assets in indirect private credit investments, through investments in BDCs.

The King Street Sub-Adviser’s execution of the Fund’s investment strategy reflects the firm’s dynamic investment approach in the CLO and structured credit market. The Fund is actively managed and the King Street Sub-Adviser’s execution of the Fund’s strategy is tactical and opportunistic with respect to both asset allocation and security selection, which XAI believes will be beneficial to the Fund and its shareholders. As a result, the asset mix is expected to change in response to changing market conditions. In the past, the Fund has had fairly static asset allocations with two primary allocations to U.S. CLO Debt and U.S. CLO Equity. Going forward, the Fund will be managed to take advantage of opportunities in both the U.S. and European CLO markets. The King Street Sub-Adviser will allocate the Fund’s assets on an active basis between U.S. CLO and European CLOs debt securities, paired with smaller allocations to CLO equity securities, asset-backed securities, and indirect private credit investments through BDCs.

Additional Risk Considerations.    An investment in the Fund is subject to investment risk, including the possible loss of your entire investment. Investors should consider the specific risk factors and special considerations associated with an investment in the Fund. The proposed changes to the Fund’s investment policies may involve certain additional risks.

European CLO Risks.    European CLOs are not denominated in U.S. dollars and primarily hold loans to non-U.S. companies. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration, or other proceedings. Changes in the non-U.S. currency/United States dollar exchange rate may affect the value of non-U.S. dollar-denominated securities and the unrealized appreciation or depreciation of investments.

While certain or all of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.

Political or economic disruptions in European countries may adversely affect security values. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well.

Asset Backed Securities Risks.    Asset-backed securities are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

The Fund may invest in ABS issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such ABS. Investors in ABS receive payments that are part interest and part return of principal or certain ABS may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the ABS and, thus, the value of and interest generated by such investment will decline. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, ABS are subject to additional risks due to their structure.

During periods of declining interest rates, prepayment of borrowings underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an ABS may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.

While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets that has been securitized and typically provides for monthly or quarterly payments of interest, at a fixed or floating rate, and may provide for payments of principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is often the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

In addition, investments in ABS entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the ABS intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an ABS may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in ABS may arise principally because of the type of ABS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the ABS (such as their type or nature), the structure of such ABS, or the tranche or priority of the ABS held by the Fund (with junior or equity tranches generally carrying higher levels of risk)

Mortgage-Backed Securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to instability in the credit markets, the market for some MBS has at times experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans, which may be subject to heightened risks compared to other MBS. See “Sub-Prime Mortgage Market Risk” below for more information.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS. For example, during periods of weakness or perceived weakness in the mortgage and real estate sectors, non-agency mortgage-related securities may experience greater price fluctuations and less liquidity than agency mortgage-related securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower interest rates than the interest rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

The general effects of inflation on the U.S. economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as recently experienced, may negatively affect the value of certain MBS in the secondary market. In addition, during periods of declining economic conditions, losses on mortgages underlying MBS generally increase. Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of ABS and mortgage-related securities generally, as well as the commercial real estate markets and the real estate securing the underlying mortgage. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or mortgage-related securities.

CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending, because commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom, which can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local or other real estate values, public health conditions, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce demand for commercial retail and office spaces (including continued or expanded remote working arrangement) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, mortgage-related securities, including CMBS, are subject to (in some cases to a greater extent) general investment, economic, market and/or geopolitical risks that affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or MBS.

Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hotels, hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real estate markets. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. For example, borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. The risk of non-payment is greater for RMBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Income from and values of RMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher degree of credit, default and the other risks to which MBS are subject, as discussed above. As a result, values of ABS backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.

The residential mortgage market in the United States has at times experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have at times experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements has at times caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could occur again or worsen. If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

Future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

Business Development Companies Risks.    Business development companies (“BDCs”) generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

The Fund is subject to the conditions set forth in certain provisions of the 1940 Act and Securities and Exchange Commission regulations thereunder that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of an unaffiliated investment company or business development company. The Fund and its affiliates may not actively acquire “control” of an investment company or business development company, which is presumed once ownership of an investment company’s outstanding voting securities exceeds 25%. Also, to comply with provisions of the 1940 Act and regulations thereunder, the Fund may be required to vote shares of an investment company or business development company in the same general proportion as shares held by other shareholders of the investment company or business development company.

BDCs in which the Fund may invest typically invest primarily in private credit assets. Private credit refers to privately negotiated debt provided by a non-bank lender to a borrower. Typically the debt takes the form of a loan and the borrower is a company. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that a BDC may not be able to resell some of its holdings for extended periods, which may be several years. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that a BDC will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. A BDC’s portfolio companies may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. Investments in private companies pose significantly greater risks than investments in public companies. Limited public information generally exists about private companies. A BDC must therefore rely on the ability of its manager to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. BDCs may make direct loans and engage in direct lending, which practice involves certain risks.

Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities.

Additional Information About the King Street Sub-Adviser

Principal Executive Officer and Board of Managers.    The principal executive officer of the King Street Sub-Adviser is Brian Higgins, Founder, Managing Partner and Chief Investment Officer. The following individuals are executive officers/partners of the King Street Sub-Adviser:

Brian Higgins, Founder, Managing Partner and Chief Investment Officer

Young Choi, Partner and Portfolio Manager

Vincent Dubois-Pelerin, Partner and Head of Capital Formation & Investor Relations

Terry Ing, Partner and Portfolio Manager

Domenico Lia, Partner and Portfolio Manager

Kris Mastronardi, Partner, Chief Operating Officer and Global Head of Strategy

Jeff Rosenbaum, Partner and Portfolio Manager

David Charnin, Managing Director, General Counsel

Frank Monasterio, Managing Director, Chief Financial Officer

The business address for the principal executive officer and executive officers/partners of the King Street Sub-Adviser is 299 Park Avenue, 40th Floor, New York, NY 10171.

Other Investment Companies Advised by the King Street Sub-Adviser.    The King Street Sub-Adviser does not serve as investment adviser or investment sub-adviser to any other registered investment companies with a similar investment objective to the Fund.

Relationships with the Fund.    No Trustee or officer of the Fund is an officer employee, director, general partner or shareholder of the King Street Sub-Adviser or has any material direct or indirect interest in the King Street Sub-Adviser or any other person controlling, controlled by or under common control with the King Street Sub-Adviser.

The King Street Sub-Adviser is not an affiliate of the Adviser.

Affiliated Brokerage.    During the fiscal year ended September 30, 2025, the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser, the Prior Sub-Adviser, the King Street Sub-Adviser or the Fund’s administrator.

Other Payments.    During the fiscal year ended September 30, 2025, the Fund made no material payments to the King Street Sub-Adviser or any affiliated person of the King Street Sub-Adviser.

Shareholder Approval

The King Street Sub-Advisory Agreement must be approved by a vote of the holders of a majority of the outstanding voting securities of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Shareholders will have equal voting rights (i.e., one vote per Share), with holders of Common Shares and Preferred Shares voting together as a single class.

Abstentions will have the same effect as votes against the Proposal.

Board Recommendation

The Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” approval of the King Street Sub-Advisory Agreement.

BOARD CONSIDERATIONS

Change in Sub-Adviser.    The Board receives reports from the Adviser and the sub-adviser at each quarterly meeting. At the February 10, 2026 meeting of the Board (the “February Quarterly Meeting”), the Independent Trustees also met in executive session with representatives of the Adviser, counsel to the Fund and counsel to the Independent Trustees, and separately in executive session with counsel to the Independent Trustees. The Adviser reported on its ongoing evaluation of the Fund, the investment sub-adviser and various potential strategic alternatives for the Fund, including a possible change of sub-adviser. After extensive discussion, the Independent Trustees and the Adviser concluded that the Adviser would continue evaluating potential strategic alternatives and present recommendations to the Board at a future meeting. The Independent Trustees provided the Adviser with guidance regarding the information the Board would need to receive in order to evaluate a proposed change of sub-adviser.

At the Fund’s May 14, 2026 quarterly Board meeting (the “May Quarterly Meeting”) the Board met with representatives of the Adviser and the Prior Sub-Adviser and received reports regarding the Fund and its performance. In connection with the May Quarterly Meeting, the Independent Trustees met in executive session with counsel to the Independent Trustees to discuss, among other things, the reports of the Adviser and the Prior Sub-Adviser.

At a special meeting of the Board held on May 14, 2026 (the “May 14 Special Meeting” and, together with the May Quarterly Meeting, the “May 14 Meetings”), the Board met with representatives of the Adviser who presented their recommendations for the Fund. The Adviser’s presentation discussed, among other things (i) the history of the Fund, (ii) the history of the relationship between the Fund and the Prior Sub-Adviser, (iii) the Fund’s projected performance at inception and its actual performance for calendar year 2025 and since inception on an absolute basis and relative to its benchmark, and (iv) the asset growth since inception. The Adviser noted that while the Fund’s performance history since inception was short, the Fund had underperformed its blended benchmark comprised of 50% of ICE BofA U.S. High Yield Index and 50% Morningstar LSTA U.S. Leveraged Loan Index for the most recent quarter, six-month and one-year period and since inception of the Fund and had underperformed the JPM CLOIE BB Index for the one-year period and since inception of the Fund. The Adviser presentation discussed the resulting limited asset growth of the Fund, which resulted in the Fund operating at a below scale size. The Adviser presentation discussed that in considering a change of sub-adviser the Adviser conducted a broad qualitative and quantitative review of multiple asset management firms, including eight established managers with experience investing in CLOs and other income securities. The Adviser compared these managers to each other and to the Prior Sub-Adviser with respect to, among other criteria, their investment capabilities, scale and ability to source transactions, potential competing products, ownership structure and governance, investment team depth, staffing and global support, growth trajectory, strategic alignment and breadth of complementary investment capabilities. Based on the performance of the Fund and the outcome of this manager assessment, the Adviser recommended a change of the sub-adviser. As discussed in further detail below, also at the May Special Meeting, the Board met with and posed questions to representatives of the King Street Sub-Adviser. Extensive discussion ensued among the Board and representatives of the Adviser, with counsel to the Fund and counsel to the Independent Trustees present. The Independent Trustees then met in executive session with counsel to the Independent Trustees. The Board, including all of the Independent Trustees, unanimously determined that a change of sub-adviser would be in the best interests of the Fund and its shareholders and approved the change of sub-adviser.

Promptly following the May 14 Special Meeting, representatives of the Adviser informed the Prior Sub-Adviser of the Board’s decision to change the sub-adviser. On May 15, 2026, representatives of the Prior Sub-Adviser sent a communication to the chair of the Board advocating that the Prior Sub-Adviser be retained and providing purported support for retention of the Prior Sub-Adviser. The chair of the Board, in consultation with counsel to the Independent Trustees, called a special called a meeting of the Board that was held the evening of May 15, 2026 (the “May 15 Special Meeting”). At the May 15 Special Meeting, the Board discussed the contents of the communication from the Prior Sub-Adviser at length among themselves and with representatives of the Adviser, counsel to the Fund and counsel to the Independent Trustees. The Independent Trustees also met at the May 15 Special Meeting in executive session with counsel to the Independent Trustees. The Board determined in the exercise of its business judgment that there was no reason to revisit the decisions regarding the change of sub-adviser, but would consider whether further action was warranted upon receipt of additional information, which the Independent Trustees directed the Adviser to request from the Prior Sub-Adviser.

On May 18, 2026, the Board received information from the Prior Sub-Adviser purported to address the Board’s request for additional information. The Board again met on the evening of May 18, 2026 (the “May 18 Special Meeting”) to discuss the information provided by the Prior Sub-Adviser. The Board discussed the information provided with representatives of the Adviser, counsel to the Fund and counsel to the Independent Trustees. The Independent Trustees also met at the May 18 Special Meeting in executive session with counsel to the Independent Trustees. At the May 18 Special Meeting, the Board, including all of the Independent Trustees, unanimously affirmed their decision to change the sub-adviser.

On May 19, 2026, having been informed of the Board’s decision, the Prior Sub-Adviser confirmed that they would resign as sub-adviser effective July 30, 2026.

King Street Sub-Adviser.    Based on the Adviser’s evaluation of various alternative managers discussed above, at the May 14 Special Meeting, the Adviser recommended the King Street Sub-Adviser to serve as the new sub-adviser to the Fund. The Board, including the Independent Trustees, considered the proposal to appoint the King Street Sub-Adviser as a sub-adviser to the Fund, evaluated the terms of the proposed King Street Sub-Advisory Agreement, and reviewed the duties and responsibilities of trustees generally in evaluating and approving such agreements.

While the King Street Sub-Adviser was newly formed with no operating history at the time of the May 14 Special Meeting, the Board considered that the King Street Sub-Adviser is a wholly owned subsidiary of King Street Capital Management, L.P., a leading global alternative asset manager founded in 1995 and that the intent of appointing the King Street Sub-Adviser would be to enter into a relationship whereby the King Street Sub-Adviser will provide to the Fund King Street’s premier and institutional investment management abilities. In considering the King Street Sub-Adviser, the Board considered the history and track record of King Street Capital Management, L.P. and the investment capabilities that the King Street Sub-Adviser could offer as part of the King Street Capital Management, L.P. organization. In particular, the Board considered the King Street Sub-Adviser’s ability to leverage the King Street Capital Management, L.P. organization’s rigorous research, credit analysis and tactical trading capabilities to opportunistically manage the Fund’s investment portfolio across varied asset classes in the U.S. and European credit markets. As used in this section “King Street” refers to the King Street Sub-Adviser and King Street Capital Management, LP. collectively.

In advance of the May 14 Special Meeting, the Board requested the Adviser and King Street to respond to questions and provide related information intended to assist the Board in evaluating the proposal. In response to the Board’s request, the Adviser and King Street provided the Board with information including, but not limited to: (i) a draft of the proposed King Street Sub-Advisory Agreement; (ii) a description of the nature, quality and extent of the services that Adviser provides, and that King Street proposed to provide, to the Fund; (iii) the fees charged to the Fund and the fees the Adviser proposed to pay to King Street pursuant to the King Street Sub-Advisory Agreement; (iv) the experience and qualifications of King Street as an investment adviser, as well as of its personnel, including its historical performance managing similar investment strategies; (v) information concerning King Street’s financial condition, business, operations, portfolio management personnel and compliance programs; (vi) information describing the Fund’s advisory fees and operating expenses; and (vii) a copy of King Street’s current Form ADV. The Board also received information comparing the Fund’s historical performance and advisory fees and expenses to those of investment companies that were defined as peers.

Prior to the May 14 Special Meeting, the Independent Trustees met to review and discuss the Adviser’s and King Street’s responses to the Board’s request, as well as additional information furnished by the Adviser and King Street. The Independent Trustees requested supplemental information from the Adviser relating to the proposal. At the May 14 Special Meeting, in considering whether to approve the King Street Sub-Advisory Agreement, the Board met with representatives of King Street and the Adviser and reviewed and discussed the above information and sought additional and clarifying information as it deemed necessary or appropriate, and management representatives also addressed certain follow-up questions from the Trustees. Following such review and discussion, the Board determined that the information and responses provided by the Adviser and King Street were sufficiently responsive to permit the Board to evaluate the King Street Sub-Advisory Agreement.

Throughout the process, the Independent Trustees had the assistance of their independent legal counsel, who advised them on, among other things, the Board’s duties and obligations. The Independent Trustees had the opportunity to review and discuss all information with their independent legal counsel outside the presence of management. At the May 14 Special Meeting, the Trustees also reviewed a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

Enhanced Fee Proposal.    At a meeting held on October 13, 2026 (the “October 13 Special Meeting”), the Board met to consider the status of the solicitation of shareholder approval of the King Street Sub-Advisory Agreement at the July Shareholder Meeting and feedback on behalf of shareholders received by Fund management. The Board discussed these matters with representatives of Fund management, counsel to the Fund and counsel to the Independent Trustees. The Independent Trustees also met in executive session with counsel to the Independent Trustees. At the October 13 Special Meeting, the Board determined to withdraw the prior proposal to approve the King Street Sub-Advisory Agreement and to work with Fund management to develop a new proposal to present to Shareholders.

At a meeting held on October 29, 2026 (the “October 29 Special Meeting”), the Board met to consider the Enhanced Fee Proposal. In advance of the October 29 Special Meeting, the Board received a memo from the Adviser outlining the Enhanced Fee Proposal and other information relevant to the Board’s consideration of the Enhanced Fee Proposal and the King Street Sub-Advisory Agreement, including, among other things, information regarding the performance of the Fund since King Street Sub-Adviser assumed management of the Fund’s portfolio.

In connection with their discussions at the October 29 Special Meeting, the Board considered the information provided by Fund management in advance of the October 29 Special Meeting along with:

•        the materials and information the Board had received in advance of and in connection with, and the Board’s discussions and deliberations that occurred at, the February Quarterly Meeting;

•        the materials and information the Board had received in advance of and in connection with, and the Board’s discussions and deliberations that occurred at, the May 14 Meetings with respect to approval of the King Street Sub-Advisory Agreement;

•        the materials and information the Board had received in advance of and in connection with, and the Board’s discussions and deliberations that occurred at, the regular quarterly meeting of the Board of Trustees held on August 26, 2026 (the “August Quarterly Meeting”) at which the Board received initial updates on the transition of the Fund to management by the King Street Sub-Adviser and completed its annual consideration of the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Adviser in accordance with Sections 15(c) and 36(b) of the 1940 Act, on the basis of which, the Board, and the Independent Trustees voting separately, concluded that the renewal of the Advisory Agreement was in the best interests of the Fund and approved the Advisory Agreement.

At the October 29 Special Meeting, prior to the Board’s consideration of the Enhanced Fee Proposal, the Independent Trustees met in executive session with independent counsel and without Mr. Meyers present. The Independent Trustees present in the executive session considered that all of the Trustees, other than the Interested Trustee who was an officer of the Adviser, were Independent Trustees, who were not “Interested Persons” of the Fund, the Adviser, the Prior Sub-Adviser and King Street within the meaning set forth in Section 2(a)(19) of the 1940 Act and were “Independent trustees” as defined Section 3801(f) of the Delaware Statutory Trust Act. The Board considered that Mr. William T. Meyers had previously served as a Senior Adviser to the Adviser from 2021 to 2023. The Board considered that such position had ended in December of 2023, prior to his appointment to the Board and the commencement of operations of the Fund, but that he had initially served as an Interested Trustee, because the definition of “Interested Person” in the 1940 Act states that the SEC may by order determine that someone is an Interested Person by virtue of having a material business or professional relationship during the prior two completed fiscal years. The Trustees considered that since December of 2023, Mr. Meyers had received no compensation or remuneration from the Adviser or its affiliates and had no material business or professional relationship with the Adviser or its affiliates. The Trustees also considered the benefit to the Board’s deliberations of Mr. Meyer’s over 30 years of experience in the closed-end fund industry, including positions of increasing responsibility with a major sponsor of closed-end funds, including as Co-Head of Closed-End Funds and as Senior Managing Director and Head of business Development. After careful deliberation, the Independent Trustees concluded that notwithstanding his prior business relationship with the Adviser, Mr. Meyers was fully independent within the meaning of both the 1940 Act and state law, and had no economic interest implicated by consideration of the Enhanced Fee Proposal.

At the October 29 Special Meeting, the Board discussed the Enhanced Fee Proposal with Fund management, following which the Independent Trustees met separately in a second executive session with counsel to the Independent Trustees to discuss these matters further outside the presence of Adviser and the Interested Trustee. Thereafter, the Board, including all of the Independent Trustees, unanimously approved the Enhanced Fee Proposal and affirmed the Board’s approval of the King Street Sub-Advisory Agreement and recommendation to shareholder to vote FOR approval of the King Street Sub-Advisory Agreement.

During its consideration of the Enhanced Fee Proposal and the King Street Sub-Advisory Agreement, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to the Fund by the Adviser and King Street; the investment performance of the Fund, the Adviser and King Street; the Fund’s expenses; the anticipated profitability to the Adviser and to King Street under the King Street Sub-Advisory Agreement; any anticipated or expected “fall-out” benefits that may accrue to King Street in performing its duties under the King Street Sub-Advisory Agreement; and the effect of asset growth on the Fund’s expenses. Each Trustee may have placed different weight on the different factors considered. No single factor was determinative to the decision of the Board, and the items described below are not all-encompassing of the matters considered.

1.      The nature, extent, and quality of the services proposed to be provided by King Street.    The Board reviewed the services proposed to be provided by King Street to the Fund pursuant to the King Street Sub-Advisory Agreement, including, without limitation: the nature and quality of the investment advisory services to be provided to the Fund; the background and experience of the personnel of King Street who were proposed to service the Fund; King Street’s experience and expertise in managing funds, other investment products or accounts that invest in assets classes consistent with, or have investment strategies or mandates similar to, those of the Fund; and King Street’s proposed relationship with the Adviser, including with respect to the fair valuation of the Fund’s assets and related tasks in managing and overseeing the assets and investments of the Fund.

The Board considered the potential positive impact of the broader range of investment opportunities that the King Street intends to pursue within the Fund’s portfolio parameters and King Street’s dynamic allocation of the Fund’s assets. The Board also considered the changes to the Fund’s investment policies that would facilitate King Street’s ability to pursue the Fund’s investment objective of providing high income and total return. The Board also considered King Street’s investment capabilities in areas of potential future interest to the Fund. After reviewing the foregoing and further information as the Board deemed appropriate, the Board concluded that the implementation of the Fund’s investment strategy in the manner proposed by King Street was in the best interest of the Fund and its shareholders and that the nature, extent and quality of the services to be provided by King Street would be satisfactory and adequate for the Fund.

2.      The investment performance of the Fund and King Street.    The Board compared the historical performance of the Fund with the performance of the Fund’s benchmark indices and comparable group of peer funds. The Board also considered the performance record of King Street in managing funds and/or accounts that have investment objectives, strategies and risks relevant to the Fund’s investment strategies and risks. The Board also considered information provided by the Adviser with respect to its diligence and selection process of King Street as a proposed sub-adviser, including with respect to King Street’s performance record.

At the October 23 Special Meeting, the Board considered XAI’s assessment regarding the performance of the Fund since July 30, 2026 when King Street assumed management of the Fund’s portfolio. The Board considered that while the period since the King Street Sub-Adviser assumed management is relatively short, the Fund has performed favorably since the King Street Sub-Adviser assumed management of the Fund’s portfolio. The Board considered that these initial results provide encouraging evidence of the benefits of King Street’s active and opportunistic approach to managing the Fund’s portfolio.

The Board requested, and received from XAI following the October 23 Special Meeting, information regarding the Fund’s performance for the Interim Period (the three month period from August 1, 2026 to October 31, 2026) following King Street’s assumption of management of the Fund’s portfolio. The Fund’s total return for the Interim Period was 0.92% compared to -0.15% for its Benchmark (50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index). Additional relevant indices for the markets in which the Fund invests include the JP Morgan BB/B CLO Debt Index, which returned -0.07% for the Interim Period, and the Bloomberg U.S. High Yield 2% Issuer Capped Index, which returned -1.28% for the Interim Period. The Board noted that there is no representative benchmark index for CLO equity in the marketplace. The Fund had been trailing the Benchmark by -1.31% on an inception-to-date basis at the time that the King Street Sub-Adviser assumed the portfolio management responsibilities. During the King Street Sub-Adviser’s interim period of management, the Fund’s inception-to-date performance has materially improved relative to the Benchmark, and, as a result, as of October 31, 2026 the Fund trailed the Benchmark by only -0.13% on an inception-to-date basis.

3.      Fees and Expenses of the Fund.    The Board considered the total expense ratio of the Fund and the management fees the Fund paid to the Adviser, as well as the fees proposed to be paid by the Adviser to King Street pursuant to the King Street Sub-Advisory Agreement. The Board considered that pursuant to the Enhanced Fee Proposal, shareholders would benefit from a permanent reduction in the Fund’s advisory fee from 1.50% to 1.30% of the Fund’s average daily managed assets, a contractual advisory fee waiver in an amount equal to 0.30% (resulting in a post-waiver advisory fee rate of 1.00%) for a period of twelve months following approval of the King Street Sub-Advisory Agreement; and an extension of the Fund’s operating expense limitation of 0.68% of the Fund’s average daily managed assets from January 31, 2027 to July 31, 2028.

The Board considered the portion of the advisory fee that would be retained by the Adviser after payment of the sub-advisory fee, pursuant to the King Street Sub-Advisory Agreement and after giving effect to the Enhanced Fee Proposal. The Board considered that because of breakpoints in the sub-advisory agreement, the portion of the advisory fee retained by the Adviser would differ as the assets of the Fund increase or decrease over time and therefore considered the fee structure at various hypothetical asset levels, as set forth in Appendix B hereto. The Board noted that under the Enhanced Fee Proposal, the total advisory fee paid by the Fund would be permanently reduced by 0.20% and that under the Enhanced Fee Proposal, net of the 0.30% advisory fee waiver for each asset level considered, both the sub-advisory fee paid to the sub-adviser by the Adviser and the advisory fee retained by the Adviser as a percentage of the Fund’s managed assets would be less than under the Prior Sub-Advisory Agreement. The Board considered that at current asset levels of the Fund, upon expiration of the 0.30% advisory fee waiver, relative to the fee structure under the Prior Sub-Advisory Agreement, the sub-advisory fee paid to the sub-adviser would be lower as a percentage of the Fund’s Managed Assets, while the advisory fee retained by the Adviser would be approximately 7 basis points higher. The Board also considered at that asset levels in excess of $750 million, the sub-advisory fee paid to the sub-adviser would be lower as a percentage of the Fund’s Managed Assets, and the advisory fee retained by the Adviser would be lower as a percentage of the Fund’s Managed Assets as compared to the prior sub-advisory fee structure. The Board considered this in light of (a) the significant economic support for the Fund of the Adviser, through the permanent advisory free reduction, advisory fee waiver, the expense limitation, the investment in the Preferred Shares and the incurring of expenses of the solicitation of shareholder approval of the King Street Sub-Advisory Agreement; and (b) that at higher fee levels, the advisory fee retained by the Adviser would be lower than the advisory fee retained by the Adviser pursuant to the Prior Sub-Advisory Agreement.

The Board also considered that the sub-advisory fee rates and breakpoints differed between the sub-advisory agreement with the Prior Sub-Adviser and the King Street Sub-Advisory Agreement, and considered the King Street Sub-Advisory Agreement and the relative fee splits of the Adviser and King Street in comparison not only to the Prior Sub-Advisory Agreement, noting the considerations that led to the structuring of the arrangement with the Prior Sub-Adviser at inception of the Fund, but also other market precedents for fee structures between unaffiliated advisers and sub-advisers. The Board considered that neither the Prior Sub-Adviser nor King Street were affiliates of the Adviser, and therefore the sub-advisory fee structures were the result of arm’s length negotiations between the Adviser and the applicable sub-adviser.

In addition, the Board considered that in connection with their approval of the continuance of the Advisory Agreement at the August Quarterly Meeting, the Board had requested, received and considered information about the fees retained by the Adviser and the profitability of the Fund to the Adviser, and the Board’s determination at such time that such information supported approval of the continuance of the Advisory Agreement, concluded that such information also supported approval of the King Street Sub-Advisory Agreement and the Enhanced Fee Proposal.

4.      The costs of the services proposed to be provided and profits anticipated to be realized by King Street and its affiliates from the relationship with the Fund.    In considering the cost of services to be provided by King Street and the profitability to King Street of its relationship with the Fund, the Board noted that the fees under the King Street Sub-Advisory Agreement are paid by the Adviser and not the Fund. The Board also considered King Street’s business philosophies and methods of operation; its compliance policies and procedures; its financial condition; the proposed level of commitment to the Fund by King Street and its principals; the costs associated with the trading strategies of the Fund; and the overall expenses of the Fund.

5.      The extent to which economies of scale would be realized as the Fund grows.    The Board considered whether economies of scale could be achieved as the Fund grows and whether King Street’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for the Fund’s investors. Following further discussion of the Fund’s asset levels, expectations for growth and level of fees, the Board determined that King Street’s proposed fees were fair and reasonable when considering the Fund’s asset levels and economies of scale.

6.      Whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.    The Board considered the total fees paid by the Fund to the Adviser, and the proposed fees to be paid by the Adviser to King Street, in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Board considered the allocation of fees between the Adviser and King Street in light of the Adviser’s discussion of why such allocations were appropriate given the work involved by each party on behalf of the Fund. The Trustees concluded the total fees paid are fair and reasonably reflect the costs and expenses of managing a fund of similar size and with a similar investment strategy.

The Board weighed these considerations against competing considerations related to the cost and effect of any potential repositioning of the Trust’s portfolio that might be necessitated by King Street’s oversight of the Trust’s portfolio, any risk of implementation of the King Street Sub-Advisory Agreement, and King Street’s limited experience serving as investment sub-adviser to a registered investment company. The Board took into account the information presented to them, including oral presentations at the Meeting, and determined that given the totality of the facts, the potential benefits flowing to the Fund by the retention of King Street outweighed the competing considerations, particularly given the Adviser’s continued role in overseeing the operations of the Trust.

Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the proposed sub-advisory fee rate is reasonable in relation to the proposed services to be provided by King Street. The Board also concluded in its reasonable business judgment that the costs to be incurred and benefits to be gained by King Street are reasonable in relation to the provision of such services. The Board also found the sub-advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, the Board concluded that the approval of the King Street Sub-Advisory Agreement and the continued retention of King Street as sub-adviser was in the best interests of the Fund and its shareholders, and the Board, with the Independent Trustees voting separately, approved the King Street Sub-Advisory Agreement and approved recommending the King Street Sub-Advisory Agreement to the Fund’s shareholders for their approval.

ADDITIONAL INFORMATION

Further Information About Voting and the Special Meeting

Quorum.    The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Special Meeting for quorum purposes.

Record Date.    The Board has fixed the close of business on November 12, 2026 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares.    Whether or not you plan to attend the Special Meeting, we urge you to vote your shares at your earliest convenience. Please complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Special Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

Shareholders may also be able to submit voting instructions by email by sending a completed and signed proxy card, or written voting instructions containing the shareholder’s name, address of record, and voting directions to XAI@OkapiPartners.com. Email voting instructions must be received no later than 11:59 p.m. Eastern Time on December 9, 2026. The Fund and its proxy solicitor reserve the right to reject any email voting instruction that is incomplete, illegible, improperly executed, or not timely received.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation for the Proposal.

Shareholders who execute proxy cards or record voting instructions via telephone, email or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Attending the Special Meeting.    If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. You may contact the Fund’s proxy agent at (855) 305-0855 to obtain directions to the site of the Special Meeting.

Additional Information Regarding Voting.    Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a not a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their Shares voted by broker dealer firms. Such “broker non-votes” will have the same effect as votes against the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed by a broker-dealer firm to be an instruction to vote such Shares in accordance with the Board’s recommendation in favor of the Proposal in which case such broker-dealer firm will vote such shares accordingly. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 10, 2026

This Proxy Statement is available on the Internet at www.OkapiVote.com/OCTIX.

Adviser

XA Investments LLC serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage by the Fund. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The Adviser’s leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. The Adviser sponsors registered investment companies designed to provide investors with access to institutional-caliber alternative investments, by partnering with established alternative asset managers selected from numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise the Adviser’s funds. As of March 31, 2026, the Adviser managed approximately $763 million in assets. The Adviser is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Administrator

Paralel Technologies LLC, located at 1700 Broadway Suite 1850, Denver, CO 80290, serves as administrator to the Fund.

Outstanding Shares

As of the Record Date, the Fund had outstanding [    ] Class A Shares, [    ] Class I Shares and 400,000 Preferred Shares.

Preferred Shares.    On June 1, 2026, the Adviser and certain of its principals made an aggregate investment of $4 million in the Fund by acquiring 400,000 shares of 5.75% Series 2027 Term Preferred Shares, liquidation preference $10.00 per share, of the Fund (the “Preferred Shares”). The purchasers paid the expenses related to the issuance of Preferred Shares.

The Preferred Shares pay a monthly dividend at an annual rate of 5.75% of the liquidation preference, or $10.00 per share, per year. Cumulative cash dividends or distributions on each Preferred Share are payable monthly, when, as and if declared, or under authority granted, by the Board of Trustees of the Fund out of funds legally available for such payment. The Fund will pay dividends on the Preferred Shares on the first business day of each month. The Preferred Shares are senior securities that constitute shares of beneficial interest of the Fund. The Preferred Shares rank senior to the Fund’s Common Shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the Fund’s affairs. The Fund is required to redeem, out of funds legally available therefor, all outstanding Preferred Shares on June 30, 2027 at a price equal to the liquidation preference plus an amount equal to accumulated but unpaid dividends and distributions, if any, on such shares. Additionally, the Fund is required to redeem Preferred Shares to maintain applicable asset coverage ratios.

The Fund may use leverage for investment purposes to the extent permitted by 1940 Act. The Fund may, from time to time, use leverage for strategic or tactical purposes in seeking to achieve its investment objective. In addition, the Fund may enter into a borrowing facility to finance repurchase requests. Under the 1940 Act, the Fund may not incur indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of total assets, including the proceeds of leverage). Under the 1940 Act, the Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of total assets, including the proceeds of leverage).

As of September 30, 2026, the aggregate liquidation preference of the Preferred Shares of $4 million represented 8.07% of the Fund’s Managed Assets. Based on the Fund’s Managed Assets as of September 30, 2026, the annual dividends payable on the Preferred Shares would equal 0.50% of the Fund’s net assets attributable to common shares.

Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The use of leverage would cause the Fund’s net asset value and level of distributions to be more volatile than if leverage were not used. The fees paid to the Adviser, and thereby to the sub-adviser, will be calculated on the basis of the Fund’s Managed Assets, including any proceeds from leverage, so the fees paid to the Adviser and sub-adviser will be higher when leverage is utilized. Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that shareholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

Principal Shareholders

The following table lists each person who, to the knowledge of the Fund, beneficially owned more than 5% of any class of equity securities of the Fund as of the Record Date. The information contained in this table is based on the Fund’s review of Schedule 13D, Schedule 13G, other regulatory filings, and the Fund’s records.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Wells Fargo Clearing One North Jefferson Avenue Saint Louis, MO 63103	Class A Shares	[ ]	[ ]%
Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480	Class I Shares	[ ]	[ ]%
Theodore J. Brombach	Preferred Shares	300,000*	75%*
John “Yogi” Spence	Preferred Shares	300,000*	75%*
XMS Holdings LLC	Preferred Shares	200,000*	50%*

____________

*        XMS Holdings LLC, an affiliate of the Adviser, holds 200,000 Preferred Shares. Messrs. Brombach and Spence may be deemed to be a beneficial owner of the Preferred Shares held by XMS Holdings LLC by virtue of their control over the XMS Holdings LLC.

Security Ownership of Management

As of the Record Date, no Trustee or officer of the Fund beneficially owned 1% or more of any class of equity securities of the Fund, except as set forth below:

Name	Position with the Trust	Class of Securities	Number of Shares of the Fund Owned	Percentage of Class of Shares Owned
Theodore J. Brombach	Trustee, President and Chief Executive Officer	Preferred Shares	300,000*	75%
John “Yogi” Spence	Vice President	Preferred Shares	300,000*	75%

____________

*        XMS Holdings LLC, an affiliate of the Adviser, holds 200,000 Preferred Shares. Each of Mr. Brombach and Mr. Spence may be deemed to be a beneficial owner of the Preferred Shares held by XMS Holdings LLC by virtue of their control over the XMS Holdings LLC.

As of the Record Date, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Class I Shares of the Fund (including 4,000 Class I Shares of the Fund held by the Adviser, of which Mr. Brombach and Mr. Spence may be deemed to be a beneficial owner by virtue of his control of the Adviser) and 100% of the outstanding Preferred Shares of the Fund.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public, personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public, personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public, personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public, personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public, personal information of its shareholders.

Future Meetings; Shareholder Proposals

The Fund is generally not required to hold annual meetings of shareholders, and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act or the Fund’s Declaration of Trust and Bylaws. As such, the Fund has no policy regarding Board members’ attendance at annual meetings of security holders. By observing this practice, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Delaware law.

Expenses of Proxy Solicitation

All costs associated with the proxy process with respect to the initial proposal to approve the King Street Sub-Advisory Agreement were borne by XAI and King Street (and not the Fund). With respect to this proposal, XAI and King Street (and not the Fund) will incur up to $75,000 of additional expenses, and any additional expenses in excess of $75,000 will be borne by the Fund. The Fund does not presently expect such costs to exceed $75,000.

Certain officers of the Fund and certain officers and employees of the Adviser (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, email and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed for such out-of-pocket expenses.

The Fund has engaged Okapi Partners LLC to assist in the solicitation of proxies. Okapi Partners LLC is expected to receive an estimated fee of $500 from the Adviser and/or King Street and be reimbursed by the Adviser and/or King Street for its reasonable expenses in connection with its solicitation of proxies.

Other Matters

The management of the Fund knows of no other matters that are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Special Meeting may result in an adjournment. The chairperson of the Special Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

November [    ], 2026

Appendix A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _____, 2026 (the “Effective Date”) among XAI CLO & Income Opportunities Fund, a Delaware statutory trust (the “Trust”), XA Investments LLC, a Delaware limited liability company (the “Adviser”), and Rockford Tower Asset Management, L.L.C., a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the investment advisory agreement between the Adviser and the Trust dated as of January 27, 2024 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Investment Advisory Agreement”) contemplates that the Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services;

WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.           Appointment

(a)         The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser to the Trust and to furnish the services described herein, for the period and upon the terms herein set forth.

(b)         The Sub-Adviser hereby agrees, all as more fully set forth herein, to act as investment sub-adviser to the Trust and to furnish the services described below with respect to the investment of the Trust’s assets and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

(c)         The Sub-Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.           Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Trust

(a)         Subject to the oversight and supervision of the Adviser and direction and control of the Trust’s Board of Trustees, the Sub-Adviser will act as sub-adviser for the Trust and perform one or more of the following services at the request of the Adviser in connection with the investment and reinvestment of the Trust’s assets:

(i)          managing the investment and reinvestment of the assets of the Trust in accordance with the investment policies and guidelines of the Trust;

(ii)         subject to the provisions of Section 4 hereof, purchasing and selling securities and other assets for the Trust and placing orders for purchases and sales of assets of the Trust;

(iii)        providing investment research and credit analysis concerning the assets of the Trust;

(iv)        monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust;

(v)         voting proxies relating to the Trust’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser; and

(vi)        settlement of transactions and completing corporate actions.

(b)         At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust’s Board of Trustees, consult with the Adviser as to the overall management of the assets of the Trust and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and matters relating to such financial leverage (e.g., form, amount and costs) and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement.

(c)         In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments relating to the Sub-Adviser or the Trust’s investments materially affecting the Trust and shall, upon request, furnish to the Adviser and the Trust all information relevant to such developments.

(d)         The Sub-Adviser will periodically communicate to the Adviser or other services providers of the Trust, at such times as the Adviser may request, information concerning the purchase and sale of securities for the Trust and such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement.

3.           Covenants

(a)         In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by:

(i)          the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC;

(ii)         any other applicable provision of law;

(iii)        the provisions of this Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time;

(iv)        the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2; and

(v)         any policies and determinations of the Board of Trustees of the Trust.

(b)         The Sub-Adviser will not consult with any other sub-adviser of the Trust or any other sub-adviser to a fund under common control with the Trust concerning transactions of the Trust in securities or other assets.

(c)         The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement.

(d)         The Sub-Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and follow such compliance policies and procedures in performing its services under this Agreement; and

(e)         The Sub-Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.

4.           Portfolio Transactions

(a)         In the performance of its duties under this Agreement, the Sub-Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. In no instance, however, will the Trust’s securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(b)         At the request of the Adviser or the Trust, the Sub-Adviser will identify and provide a written description to the Adviser and the Board of Trustees of the Trust of “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Trust or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.

(c)         From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser’s part regarding the advisory client. However, the SEC has adopted a rule under the Advisers Act that permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. Therefore, by execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

5.           Confidentiality

Each of the Trust, the Adviser and the Sub-Adviser acknowledge and agree that in satisfying its respective obligations under and performing services in connection with this Agreement, any party may have access to another party’s confidential and proprietary information and materials concerning or pertaining to the other’s business (“confidential information”). Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information to the same degree of care as it would its own confidential information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, such party will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any confidential information of another party without the prior written consent of such other party; provided, however, this covenant shall not apply to (i) information which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) information which has come to a party from a lawful source not bound to maintain the confidentiality of such information, other than from any other party or an affiliate or representative of that party, (iii) information which is independently developed without the use of confidential information, (iv) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (v) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information. Notwithstanding the foregoing, the Sub-Adviser may disclose information it receives from or on behalf of the Trust or the Adviser to officers and employees of the Sub-Adviser or any of its affiliates in the course of providing the services under this Agreement and the Sub-Adviser may disclose the Trust’s TIN information to third parties as required to perform the Sub-Adviser’s services under this Agreement.

6.           Services Not Exclusive

(a)         Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

(b)         The Sub Adviser currently manages, and may in the future manage, other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Sub-Adviser. Subject to applicable laws and regulations, the Sub-Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds over time. In making such allocations, the main factors to be considered by the Sub-Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds.

7.           Books and Records

(a)         The Sub-Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Sub-Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.

(b)         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request, except for any software or other intellectual property that is proprietary to, or owned or licensed by, the Sub-Adviser or any of its affiliates, which shall remain the property of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall retain those original records or copies of records in order to comply with the Advisers Act record keeping requirement, applicable law and its own internal policies.

(c)         Each of the Adviser and the Trust shall own, have custody of and maintain its general corporate accounts and records. At reasonable times and upon reasonable notice, the Trust shall provide the Sub-Adviser with access to all books, records, accounts, facilities, and personnel necessary or appropriate for the performance of the Sub-Adviser obligations under this Agreement.

8.           Custody

Nothing in this Agreement will require the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Trust.

9.           Expenses

(a)         During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as provided pursuant to paragraph (d) of this Section 9, and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

(b)         The Sub-Adviser shall not be responsible for any expenses of the Adviser or the Trust not specifically set forth in this Section 9 or otherwise in any written agreement between the Sub-Adviser and the Trust or the Adviser, as the case may be.

(c)         The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments; (5) sales and repurchases of the Trust’s common shares and other securities (including, federal and state registration fees and other costs and expenses related thereto); (6) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees; (8) federal, state and local taxes; (9) independent trustees’ fees and expenses; (10) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (11) costs of any reports, proxy statements or other notices to shareholders, including printing costs; (12) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (13) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; (14) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs; (15) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; (16) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (17) all other expenses incurred by the Trust in connection with administering the Trust’s business.

(d)         The Trust may, if and to the extent approved by the Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, from time to time reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets, which may include the Trust’s allocable share of portfolio management and trading software costs, research expenses (including modeling and analytic software costs), diligence expenses and out-of-pocket travel costs incurred in connection with the management of the Trust’s assets. The Trust shall not reimburse expenses of the Sub-Adviser in excess of 0.07% per annum of the Trust’s Net Assets.

“Net Assets” means the total assets of the Trust, minus its total liabilities, determined in accordance with the Trust’s valuation procedures adopted by the Board of Trustees.

Notwithstanding the foregoing, no reimbursement of expenses will be made for any period during which the Trust is subject to an operating expense limitation or expense reimbursement arrangement with the Adviser and/or the Sub-Adviser, if such reimbursement would cause the Trust’s operating expenses to exceed the applicable operating expense limitation or expense reimbursement amount in effect at the time of reimbursement. Any eligible expenses incurred by the Sub-Adviser during such period may be carried forward for a period of up to three years and reimbursed thereafter, provided that such reimbursement does not cause the Trust’s operating expenses to exceed the applicable operating expense limitation or expense reimbursement amount in effect at the time of reimbursement.

For the avoidance of doubt, in no event shall expenses associated with the general overhead of the Sub-Adviser be reimbursed by the Trust.

10.         Compensation of the Sub-Adviser

(a)         The Adviser agrees to pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser under this Agreement, a sub-advisory fee, payable monthly in arrears, in an amount equal to (i) 60% of the advisory fee payable to the Adviser from the Trust with respect to the first $200 million of the Fund’s Managed Assets and (ii) 52% of the advisory fee payable to the Adviser from the Trust with respect to the Fund’s Managed Assets in excess of $200 million.

“Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds from financial leverage (including through the issuance of preferred shares or the issuance senior securities representing indebtedness), minus liabilities, other than liabilities related to any financial leverage.

For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the board of trustees or directors thereof for calculating the value of the Trust’s assets, and on days on which the value of the Trust’s assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the value of the Trust’s assets was determined.

(b)         For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(c)         The Sub-Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of all or a portion of the sub-advisory fee.

11.         Representations and Warranties

(a)         The Trust represents and covenants to the Sub-Adviser as follows:

(i)          The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.

(ii)         The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Trust’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.

(iii)        The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.

(b)         The Adviser represents and covenants to the Sub-Adviser as follows:

(i)          The Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(iii)        This Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)        The Adviser is not prohibited by the 1940 Act or the Advisers Act from serving as investment adviser to the Trust.

(v)         The Adviser hereby acknowledges receipt of Sub-Adviser’s Form ADV, Part 2 before, or at the time of, signing this Agreement.

(c)         The Sub-Adviser represents and covenants to the Adviser and the Trust as follows:

(i)          The Sub-Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)         The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Sub-Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser.

(iii)        This Agreement constitutes a valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)        The Sub-Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

12.         Certain Information

The Sub-Adviser shall promptly notify the Trust and the Adviser in writing of the occurrence of any of the following events:

(a)         the Sub-Adviser failing to be registered as an investment adviser under the Advisers Act;

(b)         the Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust;

(c)         the occurrence of any change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act; or

(d)         the occurrence of any material adverse change in the business or financial position of the Sub-Adviser.

13.         Limitation on Liability

The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement. Nothing herein shall constitute a waiver or restriction of any party’s rights under applicable federal or state securities laws.

14.         Indemnification

The Trust shall indemnify, defend and protect the Sub-Adviser, its members and their respective officers, managers, partners, parent, corporate group affiliates, agents, employees, controlling persons, members, and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third-party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the foregoing provisions of this Section 14 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15.         Duration and Termination

(a)         This Agreement shall become effective as of the Effective Date and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:

(i)          the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and

(ii)         the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b)         Notwithstanding the foregoing, this Agreement may be terminated by (i) the Adviser or the Trust at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or (ii) the Sub-Adviser on 60 days’ written notice to the Trust and the Adviser (which notice may be waived by the Trust or the Adviser on behalf of both the Trust and the Adviser).

(c)         This Agreement will immediately terminate in the event of its assignment and will immediately terminate upon any termination of the Investment Advisory Agreement between the Trust and the Adviser.

(d)         As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

(e)         The terms of Sections 5, 7, 10, 13, 14, 18, 19 and 20 of this Agreement shall survive the termination of this Agreement.

16.         Notices

Any notice under this Agreement shall be in writing to the other parties and shall be considered as properly given or made if (a) sent by overnight delivery by a nationally recognized air courier service, (b) sent by electronic mail with no receipt of error in the delivery, or (c) mailed by registered or certified mail, return receipt requested, and if addressed to the respective address listed below:

If to Adviser, to:

XA Investments, LLC
321 North Clark Street #2430
Chicago, IL 60654
Attention: General Counsel

If to the Trust, to:

XAI CLO & Income Opportunities Fund
321 North Clark Street #2430
Chicago, IL 60654
Attention: Chief Executive Officer

If to Sub-Adviser, to:

Rockford Tower Asset Management, L.L.C.
299 Park Avenue, 40th Floor
New York, NY 10171
Attn: General Counsel

or at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed effective on receipt.

17.         Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

18.         Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. WAIVER OF JURY TRIAL AND PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND ANY RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.

19.         Use of the Name

The Sub-Adviser has consented to the use by the Trust of the name or identifying word “Rockford Tower” or “King Street” in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the investment adviser to the Trust. The name or identifying word “Rockford Tower” or “King Street” may be used from time to time solely in connection with the Sub-Adviser’s services under this Agreement. The Sub-Adviser may require the Trust to cease using “Rockford Tower” or “King Street” in the name of the Trust, if the Trust ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust. If so required by the Sub-Adviser, the Trust will cease using “Rockford Tower” or “King Street” in its name as promptly as practicable and make all reasonable efforts to remove “Rockford Tower” or “King Street” from its name.

20.         Miscellaneous

(a)         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)         If any provision of this Agreement is invalid, illegal, or unenforceable under applicable law of mandatory application, the validity, legality, and enforceability of that provision or condition in other instances and of the remaining provisions and conditions are not in any way affected thereby.

(c)         Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

(d)         This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(e)         This Agreement may be executed in counterparts by the parties hereto, each of which when executed is deemed to be an original and all of which together are deemed to be one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)          This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

XAI CLO & INCOME OPPORTUNITIES FUND
By:
Name:
Title:
XA INVESTMENTS LLC
By:
Name:
Title:
ROCKFORD TOWER ASSET MANAGEMENT, L.L.C.
By:
Name:
Title:

Sub-Adviser Expense Reimbursement Limitation Agreement

Reference is made to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), dated as of _____, 2026 (the “Effective Date”) among XAI CLO & Income Opportunities Fund, a Delaware statutory trust (the “Trust”), XA Investments LLC, a Delaware limited liability company (the “Adviser”), and Rockford Tower Asset Management, L.L.C., a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Section 9(d) of the Sub-Advisory Agreement provides that the Trust may, if and to the extent approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any party to the Sub-Advisory Agreement, from time to time reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.           Annual Operating Expense Reimbursement Limitation

The Trust shall not reimburse expenses of the Sub-Adviser in excess of 0.07% per annum of the Trust’s Net Assets. “Net Assets” means the total assets of the Trust, minus its total liabilities, determined in accordance with the Trust’s valuation procedures adopted by the Board of Trustees.

2.           Fund Expense Limitation Arrangements

No reimbursement of expenses will be made for any period during which the Trust is subject to an operating expense limitation or expense reimbursement arrangement with the Adviser and/or the Sub-Adviser. Any eligible expenses incurred by the Sub-Adviser during such period may be carried forward for a period of up to three years and reimbursed thereafter, provided that such reimbursement does not cause the Trust’s operating expenses to exceed the applicable operating expense limitation or expense reimbursement amount in effect at the time of reimbursement.

3.           Miscellaneous

(a)         This Agreement will immediately terminate upon any termination of the Sub-Advisory Agreement.

(b)         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

(c)         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. WAIVER OF JURY TRIAL AND PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND ANY RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.

(d)         If any provision of this Agreement is invalid, illegal, or unenforceable under applicable law of mandatory application, the validity, legality, and enforceability of that provision or condition in other instances and of the remaining provisions and conditions are not in any way affected thereby.

(e)         Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

(f)          This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(g)         This Agreement may be executed in counterparts by the parties hereto, each of which when executed is deemed to be an original and all of which together are deemed to be one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h)         This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.

(i)          Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Sub-Advisory Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

XAI CLO & INCOME OPPORTUNITIES FUND
By:
Name:
Title:
XA INVESTMENTS LLC
By:
Name:
Title:
ROCKFORD TOWER ASSET MANAGEMENT, L.L.C.
By:
Name:
Title:

Appendix B

Fee Comparisons

The tables below show the management fee structure of the Fund based on (i) the sub-advisory fee payable to the Prior Sub-Adviser, (ii) the sub-advisory fee payable to the King Street Sub-Adviser, (iii) the sub-advisory fee payable to the King Street Sub-Adviser after giving effect to the Enhanced Fee Proposal before the proposed fee waiver, and (iv) the sub-advisory fee payable to the King Street Sub-Adviser after giving effect to the Enhanced Fee Proposal net of the proposed fee waiver, in each case based on the current asset levels of the Fund and at certain increased asset levels. Increased asset levels are not intended to predict future growth of the Fund but are presented for information purposes to show the impact of applicable breakpoints. Percentages shown in the tables below are percentages of the average daily managed assets of the Fund. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage (including through the issuance of preferred shares or the issuance senior securities representing indebtedness), minus liabilities, other than liabilities related to any financial leverage.

Current Assets (as of 10/30/2026)

	Prior Sub-Advisory Fee Structure(4)	Current King Street Sub-Adviser Fee Structure(5)	Pro Forma King Street Sub-Adviser Fee Structure (Before Waiver)(6)	Pro Forma King Street Sub-Adviser Fee Structure (Net of Waiver)(7)
Total Management Fee(1)	1.50%	1.50%	1.30%	1.00%
Sub-Advisory Fee(2)	1.05%	0.90%	0.78%	0.60%
Retained Advisory Fee(3)	0.45%	0.60%	0.52%	0.40%

$250 Million in Managed Assets

	Prior Sub-Advisory Fee Structure(4)	Current King Street Sub-Adviser Fee Structure(5)	Pro Forma King Street Sub-Adviser Fee Structure (Before Waiver)(6)	Pro Forma King Street Sub-Adviser Fee Structure (Net of Waiver)(7)
Total Management Fee(1)	1.50%	1.50%	1.30%	1.00%
Sub-Advisory Fee(2)	1.02%	0.876%	0.759%	0.584%
Retained Advisory Fee(3)	0.48%	0.624%	0.541%	0.416%

$500 Million in Managed Assets

	Prior Sub-Advisory Fee Structure(4)	Current King Street Sub-Adviser Fee Structure(5)	Pro Forma King Street Sub-Adviser Fee Structure (Before Waiver)(6)	Pro Forma King Street Sub-Adviser Fee Structure (Net of Waiver)(7)
Total Management Fee(1)	1.50%	1.50%	1.30%	1.00%
Sub-Advisory Fee(2)	0.96%	0.828%	0.718%	0.552%
Retained Advisory Fee(3)	0.54%	0.672%	0.582%	0.448%

$750 Million in Managed Assets

	Prior Sub-Advisory Fee Structure(4)	Current King Street Sub-Adviser Fee Structure(5)	Pro Forma King Street Sub-Adviser Fee Structure (Before Waiver)(6)	Pro Forma King Street Sub-Adviser Fee Structure (Net of Waiver)(7)
Total Management Fee(1)	1.50%	1.50%	1.30%	1.00%
Sub-Advisory Fee(2)	0.89%	0.812%	0.704%	0.541%
Retained Advisory Fee(3)	0.61%	0.672%	0.592%	0.459%

____________

(1)      Management fee payable by the Fund to XAI pursuant to the Advisory Agreement.

B-1

(2)      Sub-advisory fee payable by the XAI to the sub-adviser pursuant to the applicable investment sub-advisory agreement. Such fee is paid by XAI to the sub-adviser out of the management fee received by XAI.

(3)      Reflects the portion of the management fee retained by XAI after payment of the sub-adviser fee and before any reimbursement of Fund expenses by XAI and/or the sub-adviser pursuant to the expense limitation agreement.

(4)      The Prior Sub-Adviser ceased serving as investment sub-adviser to the Fund on July 30, 2026. Pursuant to the Prior Sub-Advisory Agreement, the sub-advisory fee payable to the Prior Sub-Adviser was calculated as a specified percentage of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the average daily Managed Assets of the Fund:

Average Daily Managed Assets	Percentage of Advisory Fee
First $200 million	70%
Next $300 million	60%
Over $500 million	50%

(5)      Pursuant to the King Street Sub-Advisory Agreement, the King Street Sub-Adviser will receive, as full compensation for all services rendered by the King Street Sub-Adviser as sub-adviser to the Fund, a sub-advisory fee, payable monthly in arrears, in an amount equal to (i) 60% of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser) for Managed Assets up to $200 million and (ii) 52% of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser) for Managed Assets above $200 million.

(6)      Reflects the proposed reduction of the Fund’s advisory fee from 1.50% to 1.30% of the Fund’s average daily managed assets.

(7)      Reflects the proposed contractual advisory fee waiver in an amount equal to 0.30% (resulting in a post-waiver advisory fee rate of 1.00%) for a period of twelve months following approval of the King Street Sub-Advisory Agreement and the agreement between the Adviser and the King Street Sub-Adviser that such waiver shall be borne pro rata by each of them.

B-2

PROXY PROXY CONTROL #: OCTAGON XAI CLO INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2026 321 NORTH CLARK STREET, SUITE 2430, CHICAGO, ILLINOIS 60654 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above-mentioned Fund, hereby appoints Benjamin D. McCulloch and Kimberly Ann Flynn, proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of the Fund’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 at 9:30 AM Central Time, on December 10, 2026, and any adjournments or postponements thereof (the “Meeting”). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements. RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE. PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! SHARES: Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature(s) (Title(s), if applicable) Date THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY: 1. By Phone: Call Okapi Partners toll-free at: (855) 305-0855 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST). OR 2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/OCTIX2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions: INSERT QR CODE OR 3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope. If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 10, 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE 1.To approve a new investment sub-advisory agreement among the Fund, XA Investments LLC and Rockford Tower Asset Management, L.L.C. (the “King Street Sub-Advisory Agreement”). FOR AGAINST ABSTAIN To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof. PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2026 THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/OCTIX